Exhibit 10.4

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED BECAUSE THE REGISTRANT HAS DETERMINED THE INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT AND SETTLEMENT AGREEMENT

THIS AMENDMENT AND SETTLEMENT AGREEMENT (this “Amendment”) is made and entered into by and between Les Laboratoires Servier, a société par actions simplifiée incorporated under the laws of France having a principal place of business at 50 rue Carnot, 92150 Suresnes, France (“LLS”) and Institut de Recherches Internationales Servier, a société à responsabilité limitée incorporated under the laws of France having its principal place of business at 22 Route 128, 91190 Gif-sur-Yvette, France (“IRIS”) (LLS and IRIS being together referred to as “Servier”), and Allogene Therapeutics, Inc., a Delaware corporation having its principal place of business at 210 East Grand Avenue, South San Francisco, CA 94080, USA (“Allogene”) with effective date as of April 9, 2024 (the “Amendment Date”). Each of Servier and Allogene are referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, Servier and Allogene are Parties to that certain Exclusive License and Collaboration Agreement dated October 30, 2015, as amended by amendment agreement dated as of April 6, 2018, and then by the letter agreement between Allogene and Servier dated July 25, 2019 (the “ELA”). The ELA was originally entered into between Servier and Pfizer, Inc. (“Pfizer”) and was assigned by Pfizer to Allogene by agreement effective April 6, 2018;
WHEREAS, the Parties attempted to develop products targeting the B lymphocyte antigen Cluster of Differentiation 19 and products targeting the epidermal growth factor receptor VIII inter alia through exploitation of the so-called allogeneic CAR T technology the intellectual property rights to which the Parties had in-licensed from Cellectis S.A. (“Cellectis”) and Pfizer for specific targets on the basis of individual bilateral agreements between each Party and Cellectis or Pfizer;
WHEREAS, Servier entered into a first license development and commercialization agreement concerning CD19 Products with Cellectis on February 7, 2014, as amended thereafter in 2015, 2016 and 2017. Such first agreement was fully amended and restated on March 6, 2019, following and in light of the execution of the ELA, and amended on March 4, 2020 (the “Servier/Cellectis Agreement”), whereby Servier was granted under the Servier/Cellectis Agreement an exclusive worldwide license over certain CD19 Products;
WHEREAS, certain disputes have arisen between Servier and Allogene in relation to the ELA, and Servier and Allogene have decided to settle all existing disputes between them, and in furtherance of such settlement, to amend the ELA by, among other things, expanding the geographical scope of Allogene’s rights; and
NOW, THEREFORE, in consideration of the mutual agreements and covenants hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

1.    Defined Terms. All capitalized terms that are not otherwise defined in this Amendment shall have the meaning given to such terms in the ELA.
2.    Continuation of ELA. The Parties agree that the ELA, as amended by this Amendment, shall be and remain in force and effect in accordance with its terms as of and after the Amendment Date, including, without limitation Sections 2.1.1 and 16.2.7 of the ELA.
3.    CD19 Products. The Parties confirm and agree that as of the Amendment Date the “CD19 Products” as defined in the ELA include those products referred to as “ALLO 501”, cemacabtagene ansegedleucel (cema-cel, previously “ALLO 501.A”) and “UCART-19v1”.
4.    Amendment. The following provisions of the ELA shall be amended as follows:

(a)    The following new defined terms are added to the end of ARTICLE 1. DEFINITIONS:
“Extended Territory” means the European Union and the United Kingdom.

“Optional Extended Territory” means China (including Hong Kong) and Japan.

(b)    The ELA shall no longer be referred to as “Exclusive License and Collaboration Agreement”, but as “Exclusive License Agreement”. Therefore, the title page and first header of the ELA shall be amended accordingly. The Section 1.3 definition of “Agreement” is amended and replaced in its entirety as follows:
“Agreement” means this Exclusive License Agreement together with the recitals and all exhibits, schedules and attachments hereto.

(c)    The Section 1.10 definition of “CD19 Product” is amended and replaced in its entirety as follows and Exhibit 1.10 attached to the ELA is replaced in its entirety by the new Exhibit 1.10 attached to this Amendment:
“CD19 Product” means any human allogeneic anti-tumor adoptive CAR T-cell engineered to express a single chain CAR directed against the CD19 Target using Cellectis intellectual property and gene edited exclusively using TAL nucleases, and shall include as of the Effective Date and as of the Amendment Date the CD19 Products set forth in Exhibit 1.10.

(d)    The Section 1.17 definition of “Collaboration Target” is amended and replaced in its entirety as follows:
“Collaboration Target” means CD19.

(e)    The Section 1.36 definition of “European Union” or “EU” is amended and replaced in its entirety as follows:

“European Union” or “EU” means all member states of the European Union as of the Amendment Date; if a member state leaves the EU (or its successor) after the Amendment Date, it shall remain a EU member state for purposes of the Agreement; if a state becomes a member state of the EU (or its successor) after the Amendment Date, it shall be a EU member state for purposes of the Agreement as of its accession.

(f)    The Section 1.86 definition of “Pfizer Territory” is amended and replaced in its entirety as follows:
“Allogene Territory” means (a) the United States of America, and its territories and possessions, (b) the Extended Territory, and (c) to the extent added in accordance with Section 2.1.3, the Optional Extended Territory, in each case for such Servier Licensed Product, or (d) if and to the extent the license conversion provisions under Sections 2.6.4.1 or 2.6.4.3 in this Agreement apply, all countries worldwide.

(g)    The Section 1.106 definition of “Servier Licensed Products” is amended and replaced in its entirety as follows:
“Servier Licensed Products” means the CD19 Product (as set forth in Exhibit 1.10) and if the Option is exercised, additional CD19 Product(s).

(h)    Section 2.1 is amended by adding new Section 2.1.3 as follows:
“2.1.3        In the event Allogene desires to extend the Allogene Territory for CD19 Products to include all or part of the Optional Extended Territory, then Allogene shall provide Servier with (i) a written request to add such Optional Extended Territory to the Allogene Territory, and (ii) an objective demonstration that Allogene, itself or through a partner, has sufficient financial resources to develop the CD19 Products beyond the current Allogene Territory and into the requested Optional Extended Territory. Servier shall consider such request in good faith, and upon the objective showing of sufficient financial resources, Servier shall grant such request to include the requested Optional Extended Territory in the Allogene Territory for all purposes related to CD19 Products under this Agreement. The Parties agree that Allogene will be presumed to have such sufficient financial resources if Allogene enters into a cema-cel or CD19 partnership in China or Japan with a pharmaceutical company having at least one (1) billion dollars in global revenue (a “Large Pharmaceutical Company”). Furthermore, if Allogene is actively negotiating a cema-cel or CD19 partnership with a Large Pharmaceutical Company, at Allogene’s request, Allogene and Servier shall meet to discuss in good faith a possible further expansion of territorial rights to one or more additional countries that are of interest to such Large Pharmaceutical Company, and in the event Servier, in its sole discretion, agrees to such expansion of the Allogene Territory, such additional country(ies) will be included in the definition of Optional Extended Territory and thereby into the

Allogene Territory for all purposes related to CD19 Products under this Agreement.”

(i)    Section 2.6 is amended by adding new Section 2.6.5 as follows:
“2.6.5        In the event Allogene desires to exercise an Option pursuant to Section 2.6, to enable Servier to comply with Servier’s obligations under the Servier/Cellectis Agreement regarding additional CD19 Products, Allogene shall assume the following responsibilities:
2.6.5.1    Allogene shall inform Servier of its intention to Develop any additional CD19 Product in writing and promptly, but in no event later than [***] days after Allogene’s decision to Develop such new product has been formalized in good faith and in accordance with Allogene’s internal policies and procedures applicable to commencing Development of products, and Servier shall be entitled to share such information with Cellectis.
2.6.5.2    Prior to [***], Allogene shall provide a detailed description of such Product construct to Servier and Servier shall share such Product construct in confidence with Cellectis. Should Cellectis reasonably demonstrate that the Product construct proposed by Allogene would have a material adverse patient safety impact that would be reasonably likely to materially affect Cellectis’ own CAR-T products, then such Product construct shall not be advanced, unless otherwise agreed upon between the Parties. Servier shall forward Cellectis’ comments to Allogene promptly upon receipt thereof, and Allogene acknowledges that Cellectis has the contractual obligation towards Servier to provide its comments no later than [***] days following provision of the description of Product’s construct to Cellectis by Servier.
2.6.5.3    To the extent necessary, Allogene shall obtain from Cellectis a direct license under any intellectual property rights owned or otherwise controlled by Cellectis on TAL nucleases which are necessary or useful for the Development, Manufacture or Commercialization of any additional CD19 Product for which Allogene wishes to exercise its Option.”
(j)    Article 3 (Governance) is amended and replaced in its entirety by a new Article 3 as set forth in Exhibit A to this Amendment.
(k)    Section 5.2 is amended by adding the following sentence to the end of the paragraph:
“Notwithstanding anything to the contrary in this Agreement, the Parties acknowledge and agree that all co-development performed by the Parties under this Agreement, including all Development performed by Servier, has ceased as of

December 15, 2022 (the “Co-Development End Date”), that as of the Co-Development End Date the then-current Global Research and Development Plan and Global Research and Development Budget (version 5 as in force since December 17, 2020) no longer apply to activities performed by either Party under this Agreement, and that no further Global Research and Development Plan or Global Research and Development Budget was approved or is in force and no further Global Research and Development Plan or Global Research and Development Budget will require joint approval by the Parties or otherwise be required, prepared or updated under this Agreement. All sections of the ELA referring to rights or obligations of the Parties with respect to a Global Research and Development Budget shall be interpreted in accordance with this Section 4(k) of this Amendment in such manner so that no such rights and obligations of the Parties exist under the ELA.”

(l)    Section 5.3.3 is deleted in its entirety.
(m)    Section 5.5.3 is amended and replaced in its entirety as follows:
“5.5.3        The Development Costs incurred by the Parties pursuant to the Global Research and Development Plan in accordance with the Global Research and Development Budget prior to the Co-Development End Date have been borne at sixty percent (60%) by Allogene and forty percent (40%) by Servier. Notwithstanding anything to the contrary in this Agreement, all Development Costs incurred by a Party after the Co-Development End Date shall be borne solely by such Party, unless otherwise agreed to in writing by the Parties.”

(n)    Section 11.3 is amended and replaced in its entirety as follows:
“Section 11.3    Regulatory Milestones. In consideration for the rights granted under this Agreement and subject to Section 11.5.5, Allogene shall pay to Servier the following non-refundable milestone payments upon the achievement of each event by Allogene, its Affiliates or Sublicensees:

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For the avoidance of doubt, each of the payments set forth in this Section 11.3 shall be payable only once for each CD19 Product per Indication reaching the applicable milestone and no milestone would be due under this Amendment for events having occurred prior to the Amendment Date.

(o)    Section 11.4 is amended and replaced in its entirety as follows:
“Section 11.4    Commercial Milestones. Subject to Section 11.5.5, with respect to each CD19 Product that is a Licensed Product, Allogene shall pay each of the following sales milestones only upon the first time the aggregated worldwide Net Sales of such CD19 Product reaches the corresponding threshold set forth in the table below. For the avoidance of doubt, each sales milestone shall be payable only once per CD19 Product that is a Licensed Product.

First Time Aggregated Annual Net Sales of a CD19 Product	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(p)    Section 11.5 is amended and replaced in its entirety as follows:
“Section 11.5    Royalties. As partial consideration for the rights granted hereunder in and to Patent Rights and Know How and for Servier’s contribution to the Development of the Licensed Products, during the applicable Royalty Term, on a Licensed Product-by-Licensed Product and country-by-country basis, Allogene shall pay to Servier royalties equal to the following percentages of Net Sales of the Licensed Product, subject to adjustment as set forth in Section 11.6 (the “Royalties”), as determined separately for each Calendar Quarter, during the Royalty Term by multiplying the royalty rates below, also subject to adjustment as set forth in Section 11.6, by the corresponding amount of the portion of Net Sales achieved by Allogene during such Calendar Quarter, as applicable:

11.5.1    Subject to Section 11.5.5, for that portion of annual Net Sales of Licensed Products sold in the United States that is [***], the royalty rate shall be [***] of such Net Sales;

11.5.2    Subject to Section 11.5.5, for that portion of annual Net Sales of Licensed Products sold in the United States that is between [***] and [***], the royalty rate shall be [***] of such Net Sales;
11.5.3    Subject to Section 11.5.5, for that portion of annual Net Sales of Licensed Products sold in the United States that is [***], the royalty rate shall be [***] of such Net Sales; and
11.5.4    For annual Net Sales of Licensed Products sold in any country in the Extended Territory or the Optional Extended Territory, the royalty rate shall be ten percent (10%) of such Net Sales in such country.
11.5.5    If at any time during the Royalty Term the Parties successfully achieve the assignment of the Servier/Cellectis Agreement from Servier to Allogene in a form acceptable to Servier and Allogene, such assignment shall provide that (i) the payment obligations of Allogene pursuant to Sections 11.3 and 11.4 and 11.5.4 shall terminate in their entirety and (ii) the obligation of Allogene to pay Royalties pursuant to Sections 11.5 shall continue for the Royalty Term, but (x) the royalty rate under Section 11.5.1 shall be reduced to [***] of such Net Sales, (y) the royalty rate payable under Section 11.5.2 shall be reduced to [***] of such Net Sales, (z) the royalty rate payable under Section 11.5.3 shall be reduced to [***] of such Net Sales. The so adjusted royalty rates shall be as follows:

Annual Net Sales of the Products	Royalty (in $) – payments from Allogene to Servier
[***]	[***]

In addition, Allogene shall assume all of Servier’s milestone and royalty payment obligations towards Cellectis under the Servier/Cellectis Agreement relating to all CD19 Products.
(q)    Clarifications to the Amended and Restated Sections 11.3, 11.4 and 11.5; Triggering of Payments; Schedule 2.6.4.2. The Sections 11.3, 11.4 and 11.5 as amended in this Amendment shall supersede the financial terms indicated in Sections 11.3, 11.4, 11.5 and Schedule 2.6.4.2 of the ELA entirely. Schedule 2.6.4.2 of the ELA is hereby deleted in its entirety. In order to avoid any discrepancy between the milestone payments’ triggering events under the ELA on one hand and under the Servier/Cellectis Agreement on the other hand, the Parties agree any clinical activity performed by Allogene under the ELA that triggers a contractually obligated payment by Servier to Cellectis under the Servier/Cellectis Agreement existing as of the Amendment Date, shall also trigger a corresponding payment from Allogene to Servier under the ELA and, conversely, no milestone payment hereunder shall be triggered in the absence of a corresponding contractually obligated milestone payment by Servier to Cellectis under the Servier/Cellectis Agreement existing as of the Amendment Date (acknowledging that the rates of the royalties payable by Allogene to Servier under Section 11.5 of the ELA and by Servier to Cellectis under the Servier/Cellectis Agreement differ). The milestone events set forth above shall be interpreted consistent with this obligation.
(r)    Section 11.8.2 is amended by addition of the following sentence at the end:
With the first sales report provided by Allogene to Servier after the end of a given calendar year, Allogene’s sales report for the Allogene Territory shall provide a reconciliation report of Net Sales as accounted by Allogene pursuant to its Accounting Standards during the previous calendar year versus the amount of Net Sales as would be applicable if calculated under IFRS. The Parties shall reconcile any royalty and milestone payments on the basis of such reconciliation report in such a manner that Allogene either pays any required additional amounts to Servier or Servier issues a credit note to Allogene for overpaid amounts.

(s)    Sections 15.1 and 15.2 are amended and replaced in their entirety as follows:
Section 15.1    Indemnification by Allogene in the Allogene Territory.
15.1.1    Allogene shall, at its sole expense, defend, indemnify, and hold harmless Servier, the Affiliates of Servier, and their respective officers, directors, employees successors, and assigns (each, a “Servier Indemnitee”) from and against any and all Third Party Claims that arise in or derive from the Allogene Territory and are connected or related in any way whatsoever to the Development, Regulatory Material, Regulatory Approval, Manufacturing, or Commercialization of the Licensed Product during a period starting on the Effective Date and ending on the Amendment Date.
15.1.2    Except for Third Party Claims for which Servier indemnifies Allogene under Section 6, Allogene shall, at its sole expense, defend, indemnify, and hold harmless each Servier Indemnitee from and against any and all Third Party Claims that are connected or related in any way whatsoever to the Development, Regulatory Material, Regulatory Approval, Manufacturing, medical affairs activities pursuant to Section 6.1 or Commercialization of the Licensed Product by or on behalf of Allogene after the Amendment Date.
Section 15.2    Indemnification by Servier in the Servier Territory. Servier shall, at its sole expense, indemnify, and hold harmless Allogene, the Affiliates of Allogene, and their respective officers, directors, employees successors, and assigns (each, a “Allogene Indemnitee”) from and against any and all Third Party Claims that arise in or derive from the Servier Territory and are connected or related in any way whatsoever to the Research, Development, Regulatory Material, Regulatory Approval, Manufacturing, medical affairs activities pursuant to Section 6.1 or Commercialization of the Licensed Product during a period starting on the

Effective Date and ending on the Amendment Date. Nothing in this Section 15 shall relieve Servier of its indemnification obligations under Section 6 of the Amendment.

(t)    Section 16.2.6 is amended and replaced in its entirety as follows:
Either Party may terminate this Agreement if, at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for the appointment of a receiver or trustee of the Party or of substantially all of its assets, or if the other Party proposes a written agreement of composition or extension of substantially all of its debts, or if the other Party is served with an involuntary petition against it, filed in any bankruptcy or insolvency proceeding, and such petition is not dismissed within ninety (90) days after the filing thereof, or if the other Party proposes or becomes a party to any dissolution or liquidation, or if the other Party makes an assignment of substantially all of its assets for the benefit of creditors. Upon the bankruptcy of any Party, the non-bankrupt Party will further be entitled to a complete duplicate of, or a complete access to, all Data generated by the bankrupt Party pursuant to this Agreement, and such Data, if not already in its possession, will be promptly delivered to the non-bankrupt Party (at the non-bankrupt Party’s expense), unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.
(u)    Section 17.5 is amended and replaced in its entirety as follows:
Section 17.5    Notices. Any notice or request required or permitted to be given under or in connection with this Agreement will be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), email or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

If to Allogene:
Allogene Therapeutics, Inc.
210 E. Grand Ave.
South San Francisco, CA 94080
U.S.A.
Attention: Legal Department
Email: [***]

If to Servier:
Les Laboratoires Servier
50 rue Carnot
92284 Suresnes Cedex
France
Attention: Alliance Management Director & US Licenses

Email: [***]

With a copy to:
Attention: General Secretary / Director Contract Department
Les Laboratoires Servier
50 rue Carnot
92284 Suresnes Cedex
France

or to such other address for such Party as it will have specified by like notice to the other Parties, provided that notices of a change of address will be effective only upon receipt thereof. If delivered personally, the date of delivery will be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery will be deemed to be the next business day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery will be deemed to be the third (3rd) day after such notice or request was deposited with the postal service. If sent by email, the date of delivery will be deemed to be the day that the Party giving notice receives electronic confirmation of sending from its email provider.

(v)    Replacement of “Pfizer” by “Allogene”. All occurrences of the term “Pfizer” in the ELA shall be replaced by the term “Allogene”.
5.    The Sections 1.85 and 1.87 are amended and replaced in their entirety as follows:
“1.85 “Allogene Quarter” means each of the four quarterly fiscal periods observed by Allogene commencing on January 1, April 1, July 1, and October 1 of any Allogene Year.”
“1.87 “Allogene Year” means the twelve (12) month fiscal period observed by Allogene commencing on January 1.”
6.    LTFU. As soon as practicable after the Amendment Date but in any event prior to [***], the Parties shall discuss and agree on (a) a transfer of the sponsorship of the clinical study n°CL1-068587-003 entitled “Long-Term Follow-Up (LTFU) study of patients who have previously been exposed to UCART19V1 (allogeneic engineered T-cells expressing a lentiviral-based anti-CD19 chimeric antigen receptor)” (Product number: S068587) (the “LTFU”) from Servier to Allogene, or (b) a consolidation of the patients under the LTFU into another Allogene-sponsored long-term follow up study satisfying the same regulatory obligations and yet to be set up by Allogene. The Parties’ agreement on the transfer or consolidation shall cover the exact process to be performed by the Parties, including specific timelines, and an allocation of costs for such transfer or consolidation. Servier will, at its sole expense, indemnify, and hold harmless Allogene Indemnitees from and against any and all Third Party Claims arising from the LTFU prior to such transfer of the study sponsorship to Allogene or, as applicable, the transfer of the patients to Allogene’s long term follow-up study. Upon completion of such transfer, on a country-by-country basis, Allogene will bear all costs of the conduct of the

LTFU or, as applicable, the conduct of the patients under another Allogene-sponsored long-term follow up study.
7.    Other Payments.
(a)    Research Payment. [***].
(b)    Milestone for Phase I Study in CLL. Allogene has informed Servier that it has initiated a Phase 1b Clinical Study with a CD19 Product in the Indication CLL, and it envisages to start dosing patients shortly after the Amendment Date. [***].
(c)    No Further Payments. Except as expressly provided for in this Amendment (including pursuant to the amended ELA language set forth in Section 4 of this Amendment), neither Servier nor Allogene shall be obligated to make any further payments to the other Party under the ELA.
8.    TALEN CD19/CD70 Allogeneic CAR-T Product. [***].
9.    EGFRVIII. Through a letter dated December 21, 2023, Servier has informed Allogene that it is not willing to engage further in the Development of Licensed Products that are EGFRVIII Products. As a consequence, in accordance with the terms and conditions of the ELA, the Parties agree that (i) Servier reverts back the rights relating to EGFRVIII Products to Allogene and (ii) the target EGFRVIII shall no longer be a Collaboration Target under the ELA and that (iii) all licenses and license options of Servier in relation to EGFRVIII Products shall be terminated. As of Servier’s notice to Allogene dated March 3, 2023, and in accordance with Section 12.2.2.1 of the ELA, Allogene shall be solely responsible, at its own expense, for preparing, filing, prosecuting, and maintaining all Allogene Patent Rights that cover specifically and solely the EGFRVIII Products and for conducting any interferences, re-examinations, reissues, and oppositions relating to such Allogene Patent Rights. Servier shall have no obligations towards Allogene in respect to Development of EGFRVIII Products or with respect to preparation, filing, maintenance and prosecution of Patent Rights covering the EGFRVIII Products. The Parties agree and confirm that there is no and there was no Global Research and Development Plan and/or Global Research and Development Budget approved by the Parties with respect to the Development of EGFRVIII Products. Servier shall destroy (except for one copy for archival and compliance purposes) Allogene’s Confidential Information to the extent related to Allogene’s preclinical activities with respect to EGFRVIII. All sections of the ELA referring to rights or obligations of Servier with respect to EGFRVIII or EGFRVIII Products shall be interpreted in accordance with this Section 9 of this Amendment, in such manner that no such rights and obligations of Servier exist under the ELA.
10.    Servier Patent Rights and Joint IP. Exhibit D contains a list of all Servier Patent Rights and all Patent Rights within Joint IP that cover CD19 Products and that are in existence as of the Amendment Date.

(a)    With regard to the patent family titled “Methods and compositions for dosing of allogenic Chimeric Antigen Receptor T cells” which is co-owned by the Parties, Allogene shall have the right, but not the obligation, to maintain, prosecute and enforce the Patent Rights in such patent family at Allogene’s sole expense. Allogene may elect a patent counsel for this purpose at its sole discretion and expense. Allogene shall provide Servier with (i) an annual report on the prosecution status of the patent family under Section 9(a) and maintenance activities, and (ii) upon written request from Servier, periodic reports regarding such status; and the obligations to inform, cooperate, and assist with respect to the prosecution and maintenance actions for this patent family under Section 12.2.1 shall not apply. To the extent that Allogene at any time wishes not to prosecute or maintain any Patent Right within Joint IP in any country (in or outside of the Allogene Territory), Allogene will provide Servier with [***] days prior written notice to such effect, in which event Servier may elect to continue prosecution or maintenance of such Patent Right, and Allogene, upon Servier’s written request received within such [***] day period, will execute such documents and perform such acts, at Servier’s expense, as may be reasonably necessary to assign to Servier Allogene’s right, title and interest to such jointly owned Patent Right and to permit Servier to own, prosecute and maintain such Patent Right, provided that Servier shall and does hereby grant to Allogene a non-exclusive, sublicensable, perpetual, irrevocable, royalty-free, fully paid-up worldwide license to practice and exploit such Patent Right for any and all purposes excluding (x) during the Term, uses for Licensed Products and Competing Products except as authorized under this Agreement, and (y) after the Term, uses for Licensed Products. In the event that the Servier/Cellectis Agreement is later assigned to Allogene, concurrently therewith Servier shall assign all its ownership rights in this patent family to Allogene, provided that the Patent Right in this formerly jointly owned patent family shall continue to account for the calculation of the Royalty Term despite such assignment.
(b)    With regard to the patent family titled “CD19 specific Chimeric Antigen Receptor and uses thereof” which is controlled by Servier and/or Cellectis, the prosecution and maintenance shall be governed by and conducted in accordance with Article 12.2.2 of the ELA, provided however that Allogene shall reimburse Servier for all reasonable external costs incurred by Servier after the Amendment Date for the prosecution and maintenance of such Servier Patent Rights in the Allogene Territory (including fees of patent counsel) on an annual basis. Servier shall continue to prosecute, maintain, and bear costs associated with such Servier Patent Rights in the Optional Extended Territory. Upon Servier granting a request by Allogene to include Optional Extended Territory in the Allogene Territory pursuant to Section 2.1.3 of the ELA (the “Optional Extended Territory Grant Date”), Allogene shall bear the costs associated with such Optional Extended Territory to which the grant relates as of the Optional Extended Territory Grant Date. In addition, Allogene agrees to reimburse Servier for the external costs reasonably incurred to prosecute and maintain such Servier Patent Rights in the Optional Extended Territory as of the Amendment Date. Each Party shall bear its internal costs incurred by such Party for the prosecution and maintenance of such Servier Patent Rights alone.
11.    ROR1 Target. In the amendment agreement to the Servier/Cellectis Agreement dated March 4, 2020, Servier reverted to Cellectis rights over certain allogeneic CAR T-cell targets previously covered by the original Servier/Cellectis Agreement. This reversion of rights included rights to the ROR1 target which were thereafter not subject to the ELA. All sections of the ELA referring to rights or obligations of the Parties with respect to ROR1 Products shall be interpreted in accordance with this Section 10 of this Amendment so that no such rights and obligations of the Parties exist under the ELA.
12.    [***].
(a)    [***].
[***].
(b)    [***].
[***].
(c)    [***].
[***].
13.    [***].
(a)    [***].
(b)    [***].
(c)    [***].
14.    Mutual Support. Each Party agrees to execute, acknowledge, and deliver such further instruments, and do all further similar acts, as may be necessary or appropriate to carry out the purposes and intent of this Amendment. In addition to the obligations set forth in the ELA and this Amendment, Allogene agrees to reasonably assist Servier in complying with all development diligence and reporting obligations of Servier under the Servier/Cellectis Agreement. The Parties agree to cooperate with each other and negotiate in good faith any amendment to the ELA as reasonably necessary to ensure compliance with the provisions of the Servier/Cellectis Agreement.
15.    [***].
(a)    [***].
(b)    [***].

16.    Further Amendment of the ELA. The Parties acknowledge that there are a number of additional provisions included in the ELA that will require further amendment to more accurately reflect the modified relationship between the Parties. For example, certain Servier licensing, regulatory cross-referencing, option and opt-in rights, and certain Servier obligations relating to manufacturing, medical affairs and development matters may no longer be applicable. Further, the Global Research and Development Plan shall be replaced by a “Annual activity report on Servier Licensed Products” the details of which are set out in Exhibit A. The Parties agree to cooperate with each other and prepare in good faith an Amended and Restated ELA by [***], subject to extension by the Parties, which will address such additional matters.
17.    Effect on the ELA; General Provisions. Except as set forth in this Amendment, the terms and provisions of the ELA continue to be in full force and effect. Except as otherwise expressly set forth herein, this Amendment shall be governed by the provisions of the ELA including with respect to the choice of law, disputes, and successors and assigns. Each Party represents and warrants that it is legally permitted to enter into this Amendment and perform the obligations contemplated thereby and that the terms and obligations of this Amendment are not inconsistent with any other obligation which it may have. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exchange of a fully executed Amendment by fax or email .PDF shall bind the Parties to the terms and conditions of this Amendment.
18.    Communication. The text set forth in Exhibit E shall be used (i) by Servier to notify Cellectis of, and (ii) by Allogene to publicly announce, respectively, the execution of the Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed in multiple originals by their duly authorized officers as of May 10, 2024, with effective date as of the Amendment Date.

LES LABORATOIRES SERVIER By: /s/ Damien Catoir Name: Damien Catoir Title: EVP, General Counsel and Corporate Secretary	INSTITUT DE RECHERCHES INTERNATIONALES SERVIER By: /s/ Damien Catoir Name: Damien Catoir Title: EVP, General Counsel and Corporate Secretary
ALLOGENE THERAPEUTICS, INC. By: /s/ Earl Douglas Name: Earl Douglas Title: SVP, General Counsel and Corporate Secretary

Exhibit 1.10

CD19 Products

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Exhibit A

New Governance Structure, Updated Article 3

I.    Objectives:
1.    Maintain the existing governance for co-development activities, if any in the future, and/or for past activities.
2.    Add a governance for the Licensor/Licensee relationship for the non co developed activities: i.e., activities conducted by Allogene for the Allogene Territory.

II.    Specific Governance for non co developed activities
1.    Allogene’s development of CD 19 Products in the Allogene Territory. Allogene shall provide updates to Servier regarding Allogene’s activities relevant to the CD 19 Products for the Allogene Territory through:
a.    Monthly reports (no later than 10th of each month) in the same form as currently being provided by Allogene as of the date of this Amendment;
b.    Sharing of material regulatory information pursuant to Section 7 (including protocol amendments, new studies protocols, IND packages, Clinical Study reports and results, material safety information, regulatory meetings packages and material communications with Regulatory Authorities), and scientific papers, abstracts, and posters pursuant to Section 13.7;
c.    Joint Steering Committee (“JSC”) meetings and other sub-committee meetings as deemed necessary by the JSC; and
d.    An “Annual activity report on Servier Licensed Products” to be delivered to Servier by January 15 of each calendar year describing Allogene’s development efforts for the prior calendar year, and next steps to further develop and commercialize CD 19 Products, including estimated clinical and regulatory timelines for such planned activities.
2.    Joint Steering Committee (JSC). The JSC shall meet twice a year to provide a forum for the Parties to discuss activities under the Agreement, including the information reported by Allogene in Section II.1. above and any relevant updates thereto since the last JSC meeting. The JSC may also agree to form additional sub-committees to meet from time to time to conduct further discussions regarding specific activities under the Agreement.

3.    Joint Executive Committee (JEC). The JEC shall meet once a year to manage the overall strategic alliance objectives of the Parties under the Agreement and resolve any disputed matters that may arise in the performance of the Agreement.

Exhibit B

Form of Escrow Agency Agreement

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Exhibit C

Triggering Events

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Patent Rights in Joint IP

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Servier Patent Rights

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Exhibit E

Communication

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